UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

January 30, 2024

Date of Report (Date of earliest event reported)

GLOBALINK INVESTMENT INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-41122	36-4984573
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

200 Continental Drive, Suite 401 Newark, Delaware	19713
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: 212-382-4605

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	GLLI	The Nasdaq Stock Market LLC
Warrants	GLLIW	The Nasdaq Stock Market LLC
Rights	GLLIR	The Nasdaq Stock Market LLC
Units	GLLIU	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

Entry into Merger Agreement

On January 30, 2024, Globalink Investment Inc., a blank check company formed in the State of Delaware (“Globalink”), entered into a Merger Agreement, dated January 30, 2024 (the “Merger Agreement”) by and among Alps Global Holding Berhad, a Malaysian company (“Alps”), GL Sponsor LLC, a Delaware limited liability company, in the capacity as the representative from and after the effective time of the Merger (as defined below) (the “Effective Time”) in accordance with the terms and conditions of the Merger Agreement (the “Parent Representative”), and Dr. Tham Seng Kong, an individual, in the capacity as the representative from and after the Effective Time for the shareholders of Alps as of immediately prior to the Effective Time in accordance with the terms and conditions of the Merger Agreement (the “Seller Representative”). Pursuant to the terms of the Merger Agreement, a business combination between Globalink and Alps through the merger of a to be incorporated subsidiary of Globalink in the Cayman Islands (the “Merger Sub”) with and into Alps, with Alps surviving the merger (the “Surviving Company”) as a wholly-owned subsidiary of Globalink (the “Merger”, and, together with the other transactions contemplated by the Merger Agreement, the “Transactions”). After the date of the Merger Agreement and prior to the consummation of the transactions contemplated by the Merger Agreement (the “Closing”), a company formed under the laws of the Cayman Islands will be incorporated (“Cayman Holdco”), whereupon it is envisaged that Alps will become a wholly owned subsidiary of the Cayman Holdco. Upon provision of written notification by the Seller Representative, the definition of “Alps” under the Merger Agreement and shall be automatically replaced and substituted to mean Cayman Holdco. Correspondingly, all other definitions and references relevant and affected by the definition of “Alps” shall be correspondingly and automatically amended and construed based on this change.

Subject to the terms and conditions set forth therein upon the Closing, each ordinary share of Alps (the “Alps Ordinary Share”) issued and outstanding immediately prior to the Effective Time will be converted into the right to receive shares of Globalink’s common stock equal to the Conversion Ratio (as defined in the Merger Agreement). The total consideration in the form of shares of Globalink’s common stock to be paid by Globalink to the shareholders of Alps at the Closing will be equal to US$1.6 billion, with an earn-out provision permitting Alps shareholders to receive up to 48 million additional shares as and when the business meets certain incremental milestones for the consolidated revenue of Globalink and Alps for five fiscal years following the consummation of the Merger. The Merger Agreement is subject to certain customary closing conditions and contains customary representations, warranties, covenants and indemnity provisions. Capitalized terms used but not defined herein shall have the respective meanings set forth in the Merger Agreement. The respective boards of directors of Globalink and Alps have (i) approved and declared advisable the Merger Agreement and the Transactions contemplated thereby and (ii) resolved to recommend approval of the Merger Agreement and related transactions by their respective stockholders.

Unless otherwise defined herein, the capitalized terms used below are defined in the Merger Agreement.

Merger Consideration

The aggregate consideration to be paid by Globalink to Alps shareholders in the form of shares of Globalink’s common stock at the Closing will be equal to US$1.6 billion, determined based on an enterprise value of Alps (the “Merger Consideration”), with an earn-out provision permitting Alps shareholders to receive up to 48 million additional shares (the “Earn-out Shares”) as and when the business meets certain incremental milestones for the consolidated revenue of Globalink and Alps for five fiscal years following the consummation of the Merger.

Earn-out

In addition to the Merger Consideration set forth above payable at the Closing, the Alps shareholders will also have a contingent right to receive up to an additional 48 million additional shares as shares of Globalink’s common stock. Subject to the terms and when the business meets certain incremental milestones for the number of conditions of the Merger Agreement, the Earnout Shares shall be earned and payable as follows:

(a) if, during Alps’ first full fiscal year following the date of Closing, the consolidated revenue of Globalink and Alps and its subsidiaries that is attributable to: (A) sales by Globalink and Alps and its subsidiaries (present and future); and (B) revenue from any joint venture or entity in which the Globalink and/or Alps or any of its subsidiaries has made an equity investment to the extent (and in the amount) that such revenue can be reported as revenue by the aforementioned entities in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”) (the “Revenue”) exceeds $7,000,000, the Alps shareholders shall be issued an additional 9,600,000 shares of Globalink’s common stock;

(b) if during Alps’ second full fiscal year following the date of Closing, the Revenue exceeds $14,000,000, the Alps shareholders shall be issued an additional 9,600,000 shares of Globalink’s common stock;

(c) if during Alps’ third full fiscal year following the date of Closing, the Revenue exceeds $23,000,000, the Alps shareholders shall be issued an additional 9,600,000 shares of Globalink’s common stock;

(d) if during Alps’ fourth full fiscal year following the date of Closing, the Revenue exceeds $34,000,000, the Alps shareholders shall be issued an additional 9,600,000 shares of Globalink’s common stock; and

(e) if during Alps’ fifth full fiscal year following the date of Closing, the Revenue exceeds $56,000,000, the Alps shareholders shall be issued an additional 9,600,000 shares of Globalink’s common stock.

Treatment of Alps Ordinary Shares

Conversion of Alps Ordinary Shares. Each Alps Ordinary Share issued and outstanding immediately prior to the Effective Time shall, in accordance with Alps’ memorandum and articles of association then in effect, be converted into the right to receive a number of shares of Globalink common stock equal to the Conversion Ratio (subject to the withholding of Escrow Shares (as defined below)).

Conversion of Merger Sub Ordinary Shares. Each ordinary share of Merger Sub issued and outstanding immediately prior to the Effective Time will be converted into and become one newly issued, fully paid and non-assessable ordinary share of the Surviving Company.

Escrow

At or prior to the Closing, Globalink, the Parent Representative and the Seller Representative will enter into an escrow agreement with Continental Stock Transfer & Trust Company (or such other escrow agent mutually acceptable to Globalink and Alps) (“Continental” or the “Escrow Agent”), effective as of the Effective Time, in form and substance reasonably satisfactory to Globalink and Alps (the “Escrow Agreement”), pursuant to which Globalink shall issue to the Escrow Agent a number of shares of Globalink common stock (with each share valued at $10.00) equal to five percent (5%) of the Merger Consideration (the “Escrow Amount”) (together with any equity securities paid as dividends or distributions with respect to such shares or into which such shares are exchanged or converted, the “Escrow Shares”) to be held, along with any other dividends, distributions or other income on the Escrow Shares (together with the Escrow Shares, the “Escrow Property”), in a segregated escrow account (the “Escrow Account”) and disbursed therefrom in accordance with the terms of indemnification provisions of the Merger Agreement and the Escrow Agreement. The Escrow Property shall serve as the sole source of payment for the obligations of the Alps shareholders pursuant to the terms of indemnification provisions of the Merger Agreement.

Representations and Warranties

The Merger Agreement contains customary representations and warranties of the parties thereto with respect to, among other things, (a) corporate existence and power, (b) authorization to enter into the Merger Agreement and related transactions, (c) governmental authorization, (d) non-contravention, (e) capital structure, (f) corporate records, (g) subsidiaries, (h) consents, (i) financial statements, (j) books and records, (k) internal accounting controls, (l) absence of changes, (m) property and title to assets, (n) litigation, (o) material contracts, (p) licenses and permits, (q) compliance with laws, (r) intellectual property, (s) accounts payable and affiliate loans, (t) employee and employment matters, (u) withholding, (v) employee benefits, (w) real property, (x) tax matters, (y) environmental laws, (z) finder’s fees, (aa) power of attorney, suretyships and bank accounts, (bb) directors and officers, (cc) anti-money laundering laws, (dd) insurance, (ee) related party transactions, (ff) information supplied, (gg) derogation, and (hh) disclosure letter.

The Merger Agreement contains a number of representations and warranties of the parties thereto, many of the representations and warranties are qualified by materiality or Material Adverse Effect. “Material Adverse Effect” as used in the Merger Agreement means with respect to any specified person or entity, any fact, event, occurrence, change or effect that has had or would reasonably be expected to have, individually or in the aggregate, a material adverse effect on the business, assets, liabilities, results of operations, or condition (financial or otherwise) of such person or entity and its subsidiaries, taken as a whole, or the ability of such person or entity or any of its subsidiaries on a timely basis to consummate the transactions contemplated by the Merger Agreement or the ancillary documents to which it is a party or bound or to perform its obligations thereunder, in each case subject to certain customary exceptions. Certain of the representations are subject to specified exceptions and qualifications contained in the Merger Agreement or in information provided pursuant to certain disclosure schedules to the Merger Agreement.

The representations and warranties made by Globalink and Alps are customary for transactions similar to the Transactions.

Certain Surviving Representations and Warranties

Certain representations or warranties made by Alps in the Merger Agreement shall survive until twelve (12) months after the Closing. Subject to the terms and conditions of the Merger Agreement, and from and after the date of Closing, the Alps shareholders agree to indemnify and hold harmless Globalink against and in respect of any and all out-of-pocket loss incurred or sustained by Globalink as a result of or in connection with any breach or inaccuracy of the representations and warranties of Alps with respect to (a) Corporate Existence and Power, (b) Authorization, (c) Governmental Authorization, (d) Non-Contravention, (e) Capitalization, (f) Subsidiaries, (g) Consents, (h) Financial Statements, (i) Books and Records, (j) Absence of Certain Changes, (k) Properties; Title to the Company’s Assets, (l) Litigation, (m) Licenses and Permits, (n) Compliance with Laws, (o) Real Property, (p) Tax Matters, (q) Finders’ Fees, (r) Anti-Money Laundering Laws, and (s) Related Party Transactions. Except for fraud claims, Globalink shall not assert any claim for indemnification until the aggregate amount of all losses exceeds $1,000,000, in which event the Alps shareholders shall be responsible for the aggregate amount of all losses from the first dollar, regardless of such threshold. Except for fraud claims, the maximum aggregate amount of indemnification payments shall not exceed the amount of the Escrow Property in the Escrow Account at such time.

Subject to the foregoing, the representations and warranties of the parties contained in the Merger Agreement terminate as of, and do not survive, the Closing, and there are no indemnification rights for another party’s breach. The covenants and agreements of the parties contained in the Merger Agreement do not survive the Closing, except those covenants and agreements to be performed after the Closing, which covenants and agreements will survive until fully performed.

Covenants

The Merger Agreement includes customary covenants of the parties with respect to operation of their respective businesses prior to consummation of the Merger and efforts to satisfy conditions to consummation of the Merger. The Merger Agreement also contains additional covenants of the parties, including, among others, access to information, cooperation in the preparation of the Form S-4 and Proxy Statement (as each such terms are defined in the Merger Agreement) required to be filed in connection with the Merger and to obtain all requisite approvals of each party’s respective stockholders including, in the case of Globalink, approvals of the second amended and restated certificate of incorporation, amended and restated bylaws, post-Merger board of directors, and the share issuance under Nasdaq rules.

Exclusivity

Each of Globalink and Alps has agreed that from the date of the Merger Agreement until the earlier of the Closing Date and the termination of the Merger Agreement in accordance with its terms, it will not initiate any negotiations with any party relating to certain alternative transactions that would compete with the Transactions or enter into any agreement relating to such a transaction.

Conditions to Closing

The consummation of the Merger is conditioned upon, among other things, (i) the absence of any applicable law or order restraining, prohibiting or imposing any condition on the consummation of the Transactions, (ii) the expiration or termination of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (if applicable), (iii) receipt of any consent, approval or authorization required by any Authority (as such term is defined in the Merger Agreement), (iv) there being no action brought by any Authority to enjoin or otherwise restrict the consummation of the Closing, (v) Globalink having at least $5,000,001 of net tangible assets either immediately prior to or upon consummation of the Merger, (vi) approval by the Alps shareholders of the Merger and related transactions, (vii) approval by the stockholders of Globalink of the Merger and related transactions, (viii) the conditional approval for listing by Nasdaq of the shares of Globalink’s Common Stock to be issued in connection with the transactions contemplated by the Merger Agreement and the Subscription Agreements (as defined below) and satisfaction of initial and continued listing requirements, (ix) the Form S-4 becoming effective in accordance with the provisions of the Securities Act of 1933, as amended (“Securities Act”), (x) solely with respect to Globalink and Merger Sub, among other conditions, (A) Alps having duly performed or complied with all of its obligations under the Merger Agreement in all material respects, (B) the representations and warranties of Alps being true and correct in all respects unless failure would not have or reasonably be expected to have a Material Adverse Effect on Alps and its subsidiaries as a whole, (C) no event having occurred that has resulted in or would result in a Material Adverse Effect on Alps and its subsidiaries as a whole, and (D) if Globalink and Alps mutually requests, Globalink obtain an opinion from an independent investment bank or other financial advisory firm mutually acceptable to Globalink and Alps as to the fairness from a financial point of view, as of the date of such opinion, of the Merger Consideration Shares to be paid to the Alps shareholders pursuant to the Merger Agreement, and (xi) solely with respect to Alps, among other conditions, (A) Globalink and Merger Sub having duly performed or complied with all of their respective obligations under the Merger Agreement in all material respects, (B) the representations and warranties of Globalink and Merger Sub being true and correct in all respects, (C) no event having occurred that has resulted in or would result in a Material Adverse Effect on Globalink which is continuing and uncured, (D) the size and composition of the post-Closing board of directors of Globalink being established as set forth in the Merger Agreement, and (E) Alps having received a copy of the Escrow Agreement duly executed by Globalink, the Parent Representative and the Escrow Agent.

Termination

The Merger Agreement may be terminated at any time prior to the Effective Time as follows:

(i) by either Globalink or Alps if the Transactions are not consummated on or before the six (6)-month anniversary of the Merger Agreement (the “Outside Closing Date”), provided that, if the SEC has not declared the Form S-4 effective on or prior to the five (5)-month anniversary of the Merger Agreement, then the Outside Closing Date will be extended by one (1) additional month, provided further that, the failure to consummate the Transactions by the Outside Closing Date is not due to a material breach by the party seeking to terminate the Agreement;

(ii) by either Globalink or Alps if any Authority has issued any final decree, order, judgment, award, injunction, rule or consent or enacted any law, having the effect of permanently enjoining or prohibiting the consummation of the Merger, provided that, the party seeking to terminate cannot have breached its obligations under the Merger Agreement and such breach was a substantial cause of, or substantially resulted in, such action by the Authority.

(iii) by mutual written consent of Globalink and Alps duly authorized by each of their respective board of directors;

(iv) by Globalink in the event that Alps does not deliver to Globalink the Final December 31, 2023 Financial Statements on or prior to April 30, 2024 or such further period as mutually agreed upon between Globalink and Alps in writing; and

(v) by either Globalink or Alps if the other party has breached any of its covenants or representations and warranties such that closing conditions would not be satisfied by the earlier of (A) the Closing Date and (B) 30 days following receipt by the breaching party of a written notice of the breach.

The Merger Agreement and other agreements described below have been included to provide investors with information regarding their respective terms. They are not intended to provide any other factual information about Globalink, Alps or the other parties thereto. In particular, the assertions embodied in the representations and warranties in the Merger Agreement were made as of a specified date, are modified or qualified by information in the disclosure schedules to the Merger Agreement, may be subject to a contractual standard of materiality different from what might be viewed as material to investors, or may have been used for the purpose of allocating risk between the parties. Accordingly, the representations and warranties in the Merger Agreement are not necessarily characterizations of the actual state of facts about Globalink, Alps or the other parties thereto at the time they were made or otherwise and should only be read in conjunction with the other information that Globalink makes publicly available in reports, statements and other documents filed with the SEC. Globalink or Alps investors and securityholders are not third-party beneficiaries under the Merger Agreement.

Certain Related Agreements

Globalink Support Agreement. In connection with the execution of the Merger Agreement, Globalink, Alps, and certain stockholders of Globalink will enter into a support agreement (the “Globalink Support Agreement”) in a timely manner thereafter, pursuant to which the stockholders of Globalink that are parties to the Globalink Support Agreement will agree to vote all shares of Globalink’s common stock beneficially owned by them in favor of the Transactions.

Alps Support Agreement. In connection with the execution of the Merger Agreement, Globalink, Alps and certain shareholders of Alps will enter into a support agreement (the “Alps Support Agreements”) in a timely manner thereafter, pursuant to which the shareholders of Alps that are parties to the Alps Support Agreements will agree to vote all ordinary shares of Alps beneficially owned by them in favor of the Transactions.

Subscription Agreements. Subsequent to the execution of the Merger Agreement and as a condition and an inducement to Globalink and Alps to consummate the Merger, Globalink will enter into subscription agreements (collectively, the “Subscription Agreements”) with certain investors (the “Subscribers”) for an aggregate amount to be determined in shares of Globalink’s common stock in a private placement to be consummated substantially concurrently with the Closing (the “PIPE Financing”). The purpose of the PIPE Financing is to raise additional capital for use in connection with the Merger and to meet the minimum cash requirements provided in the Merger Agreement. The obligations to consummate the transactions contemplated by the Subscription Agreements are conditioned upon, among other things, customary closing conditions and the consummation of the Transactions.

Lock-Up Agreements. The Merger Agreement provides that, prior to the Closing, and effective as of the Closing, certain Alps shareholders, the Parent Representative and certain other stockholders of Globalink will enter into a lock-up agreement (collectively, the “Lock-up Agreements”), subject to certain customary exceptions, not to offer, sell, contract to sell, pledge or otherwise dispose of, directly or indirectly, any of the shares of Globalink’s common stock subject to lock-up, including the Merger Consideration Shares (the “Lock-up Shares”), enter into a transaction that would have the same effect, or enter into any swap, hedge or other arrangement that transfers, in whole or in part, any of the economic consequences of ownership of the Lock-Up Shares or otherwise, publicly disclose the intention to make any offer, sale, pledge or disposition, or to enter into any transaction, swap, hedge or other arrangement, or engage in any Short Sales (as defined in the Lock-up Agreement) with respect to the Lock-Up Shares until (i) (w) with respect to one hundred percent (100%) of the Lock-Up Shares, the date from the Closing until the last date that is six (6) months after the date of the Closing, (x) with respect to ninety percent (90%) of the Lock-Up Shares, the 1st day of the 7th month from the Closing until the date that is nine (9) months after the date of the Closing, (y) with respect to seventy percent (70%) of the Lock-Up Shares, the 1st day of the 10th month from the Closing until the date that is twelve (12) months after the date of the Closing, (z) with respect to forty percent (40%) of the Lock-Up Shares, the 1st day of the 13th month from the Closing until the date that is fifteen (15) months after the date of the Closing, or (ii) if sooner, the date after the Closing on which Globalink consummates a liquidation, merger, share exchange or other similar transaction with an unaffiliated third party that results in all of Globalink’s stockholders having the right to exchange their equity holdings in Globalink for cash, securities or other property. For the avoidance of doubt, no Lock-up Shares shall be subject to the terms in the Lock-up Agreement from and after the date that is fifteen (15) months after the date of the Closing.

Amended and Restated Registration Rights Agreement. At the Closing, Globalink will enter into an amended and restated registration rights agreement (the “Amended and Restated Registration Rights Agreement”) with certain existing stockholders of Globalink with respect to the shares of common stock they own at the Closing, and with certain Alps shareholders who will be affiliates of Globalink with respect to the Merger Consideration after the Closing. The Amended and Restated Registration Rights Agreement will require Globalink to, among other things, file a resale shelf registration statement on behalf of the stockholders no later than 90 days after the Closing. The Amended and Restated Registration Rights Agreement will also provide certain demand registration rights and piggyback registration rights to the stockholders, subject to underwriter cutbacks and issuer blackout periods. Globalink will agree to pay certain fees and expenses relating to registrations under the Amended and Restated Registration Rights Agreement.

The foregoing descriptions of agreements and the transactions and documents contemplated thereby are not complete and are subject to and qualified in their entirety by reference to the Merger Agreement, form of Parent Support Agreement, form of Company Support Agreement, form of Subscription Agreement, form of Lock-Up Agreement and form of Amended and Restated Registration Rights Agreement, copies of which are filed with this Current Report on Form 8-K as Exhibits 2.1, 10.1, 10.2, 10.3, 10.4 and 10.5, respectively, and the terms of which are incorporated by reference herein.

Item 7.01 Regulation FD Disclosure.

On January 31, 2024, Globalink issued a joint press release announcing the execution of the Merger Agreement, dated January 30, 2024, with Alps, the Seller Representative and the Parent Representative. The information set forth above in Item 1.01 of this report is incorporated by reference herein.

A copy of the press release is furnished hereto as Exhibit 99.1.

Important Information about the Merger and Where to Find It

This report relates to the Merger between Globalink and Alps. In connection with the Merger described herein, Globalink intends to file relevant materials with the U.S. Securities and Exchange Commission (the “SEC”), including a registration statement on Form S-4 (the “Form S-4”), which will include a proxy statement/prospectus. Security holders, investors and other interested persons are encouraged to carefully review such information, including the risk factors and other disclosures therein. The proxy statement/prospectus will be sent to all Globalink stockholders in connection with the stockholder meeting to approve the Merger. Globalink also will file other documents regarding the Merger with the SEC. Before making any voting or investment decision, investors and security holders of Globalink are urged to read the Form S-4, the proxy statement/prospectus and all other relevant documents filed or that will be filed with the SEC in connection with the Merger as they become available because they will contain important information about the Merger.

Investors and security holders will be able to obtain free copies of the Form S-4, the proxy statement/prospectus and all other relevant documents filed or that will be filed with the SEC by Globalink through the website maintained by the SEC at www.sec.gov.

Forward Looking Statements

This report contains, and certain statements made by representatives of Globalink or Alps and their respective affiliates, from time to time may contain, “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. Globalink’s or Alps’ actual results may differ from their expectations, estimates and projections and consequently, you should not rely on these forward-looking statements as predictions of future events. Forward-looking statements generally are accompanied by words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “future,” “outlook,” and similar expressions that predict or indicate future events or trends or that are not statements of historical matters, but the absence of these words does not mean that a statement is not forward-looking. These forward-looking statements include, but are not limited to, statements regarding the benefits of the Merger, the anticipated timing of the Merger, the businesses operated by Alps and the markets in which Alps operates, business strategies, industry environment, potential growth opportunities, the effects of regulations and projected future results of Globalink and Alps. These statements are based on various assumptions, whether or not identified in this report and on the current expectations of Globalink’s and Alps’ respective management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of Globalink and Alps. Some important factors that could cause actual results to differ materially from those in any forward-looking statements could include changes in domestic and foreign business, market, financial, political and legal conditions.

These forward-looking statements are subject to a number of risks and uncertainties, including but not limited to, (i) the risk that the Merger may not be completed in a timely manner or at all, which may adversely affect the price of Globalink’s securities; (ii) the risk that the Merger may not be completed by Globalink’s business combination deadline and the potential failure to obtain an extension of the business combination deadline if sought by Globalink; (iii) the failure to satisfy the conditions to the consummation of the Merger, including the approval of the Merger by the stockholders of Globalink and Alps, the satisfaction of the minimum cash requirements following redemptions by Globalink’s public stockholders and the receipt of certain governmental and regulatory approvals; (iv) the inability to consummate the PIPE Financing; (v) the effect of the announcement or pendency of the Merger on Alps’ business relationships, performance, and business generally; (vi) risks that the Merger disrupts current plans of Alps and potential difficulties in Alps’ employee retention as a result of the Merger; (vii) the outcome of any legal proceedings that may be instituted against Globalink or Alps related to the Merger Agreement or the Merger; (viii) the ability to maintain the listing of Globalink’s securities on the Nasdaq; (ix) the price of Globalink’s securities, including volatility resulting from changes in the competitive and highly regulated industries in which Alps plans to operate, variations in performance across competitors, changes in laws and regulations affecting Alps’ business and changes in the combined capital structure; (x) costs related to the Merger; (xi) competition from larger technology companies that have greater resources, technology, relationships and/or expertise; and (xii) the ability to implement business plans, forecasts, and other expectations after the completion of the Merger, and identify and realize additional opportunities. The foregoing list of factors is not exhaustive.

You should carefully consider the foregoing factors and the other risks and uncertainties described in Globalink’s final proxy statement/prospectus contained in the Form S-4, including those under “Risk Factors” therein, the Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and other documents filed by Globalink from time to time with the SEC. If any of these risks materialize or our assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that neither Globalink nor Alps presently know, or that Globalink or Alps currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect Globalink’s and Alps’ current expectations, plans and forecasts of future events and views as of the date hereof. Nothing in this report should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward-looking statements will be achieved. You should not place undue reliance on forward-looking statements in this report, which speak only as of the date they are made and are qualified in their entirety by reference to the cautionary statements herein and the risk factors of Globalink or Alps described above. Globalink and Alps anticipate that subsequent events and developments will cause their assessments to change. However, while Globalink and Alps may elect to update these forward-looking statements at some point in the future, they each specifically disclaim any obligation to do so, except as required by law. These forward-looking statements should not be relied upon as representing Globalink’s or Alps’ assessments as of any date subsequent to the date of this report.

Participants in the Solicitation

Globalink, GL Sponsor LLC, the sponsor of Globalink, Alps and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from Globalink’s stockholders in connection with the Merger. Information about Globalink’s directors and executive officers and their ownership of Globalink’s securities is set forth in Globalink’s filings with the SEC, including the Form S-4 to be filed in the future. Additional information regarding the interests of those persons and other persons who may be deemed participants in the Merger may be obtained by reading the proxy statement/prospectus regarding the Merger when it becomes available.

You may obtain free copies of these documents at www.sec.gov.

No Offer or Solicitation

This report shall not constitute a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the Merger and shall not constitute an offer to sell or a solicitation of an offer to buy the securities of Globalink or Alps, nor shall there be any sale of any such securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description

2.1*	Merger Agreement dated January 30, 2024 by and among Alps Global Holding Berhad, Globalink Investment Inc. and certain other parties
10.1	Form of Parent Support Agreement
10.2	Form of Company Support Agreement
10.3	Form of Subscription Agreement
10.4	Form of Lock-up Agreement
10.5	Form of Amended and Restated Registration Rights Agreement
99.1	Press Release dated January 31, 2024 issued by Globalink Investment Inc. and Alps Global Holding Berhad
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the inline XBRL document)

*Certain exhibits and schedules to this Exhibit have been omitted in accordance with Regulation S-K Item 601(b)(2). The Registrant agrees to furnish supplementally a copy of all omitted exhibits and schedules to the Securities and Exchange Commission upon its request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 31, 2024

GLOBALINK INVESTMENT INC.

By:	/s/ Say Leong Lim
Name:	Say Leong Lim
Title:	Chief Executive Officer